Good Harbor Tactical Currency Strategy Fund

Class A Shares: GHCAX Class C Shares: GHCCX Class I Shares: GHCIX

Supplement dated July 18, 2014 to Statement of Additional Information dated May 29, 2014.

The information below replaces similar disclosure under the section entitled POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS in the Good Harbor Tactical Currency Strategy Fund's (the “Fund”) currently effective Statement of Additional Information.

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Fund’s website. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund’s portfolio holdings as of the end of each calendar month are also posted on the Fund’s website, http://ghf-funds.com, no later than 31 days after the month-end. This posted information generally remains accessible until the Fund posts the information for the next calendar month to the Fund’s website.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties before being posted on the Fund’s website.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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You should read this Supplement in conjunction with the Fund’s currently effective Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-270-2848.

Please retain this Supplement for future reference.

Dated:  July 18, 2014